UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08371

T. Rowe Price Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Real Estate Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

It was another exceptionally rewarding year for real estate investors, as solid fundamentals combined with a low interest rate environment fueled strong returns across our sector. Interest rates continued to decline throughout the year, much to the surprise of many observers. Indeed, the yield on 10-year Treasury bonds, which had begun the year around 3%, was expected to increase with the tapering of bond repurchases and the Federal Reserve’s announcement that it would conclude its quantitative easing program in October. In contrary fashion, however, interest rates actually declined, defying widespread expectations and feeding the demand by yield-hungry investors for real estate stocks and other dividend-paying securities.

For the full-year period, the fund returned a robust 29.75% that slightly trailed the Wilshire U.S. Real Estate Securities Index’s return of 31.53%. Results for the six-month period were 10.74% and 11.53%, respectively. Fund performance in both periods far outpaced the Lipper Real Estate Funds Index’s returns of 9.74% and 27.78%, respectively. It is worth noting that our strategic cash position accounted for a substantial portion of the shortfall versus Wilshire. (The returns for the Advisor Class were a bit lower, reflecting its different fee structure.)

DIVIDEND DISTRIBUTION

On December 10, 2014, your Board of Directors declared a fourth-quarter dividend of $0.21 per share to shareholders of record on that day, which was paid on December 12. You should have received your check or statement reflecting this distribution. The fourth-quarter distribution brings the total amount of dividends for the year to $0.60 per share. In addition to usual dividend increases at our companies, which reflected improving earnings conditions, we would like to note that this year’s distributions also rose due to some special dividends that were paid by portfolio companies and that these types of special distributions may not necessarily be repeated in the future. Nonetheless, we remain broadly optimistic about the dividend-increasing prospects of our holdings. (Distributions for the Advisor Class shares were different.)

MARKET ENVIRONMENT AND STRATEGY

The termination of Fed bond repurchases, along with the wind-down that preceded it, were logical steps in the progression toward eventual rate increases by the central bank. Despite widespread global economic weakness in other regions, the U.S. economy proved resilient. U.S. job growth was generally steady, albeit somewhat subdued relative to prior recoveries. With continued job growth, the economy regained absolute employment levels that surpassed the jobs peak prior to the global financial crisis. U.S. gross domestic product remained positive, and jobless claims and unemployment declined while nonfarm payrolls grew. The job gains fostered demand for real estate against a continued dynamic of generally constrained supply. Thus, solid fundamentals and growing dividend distributions in a world starved for yield led to a powerful rally in real estate shares.

The rally extended broadly across real estate subsectors and real estate shares. Apartment real estate investment trust (REIT) shares exhibited strong performance through the year. Apartment demand historically has been correlated with job growth, and the demand for rental housing remained robust. While new construction starts have generally increased in the multifamily category, the supply has been met with demand, and the result has been high occupancy levels. Indeed, while multifamily construction is stronger, single-family housing starts have been subpar relative to expectations; therefore, apartments have been gaining a greater share of overall housing. Homeownership has declined, and the nation may be reverting to the lower levels of the past in this area.

A number of factors may be influencing this paradigm shift from ownership to renting. The dream of homeownership is now more difficult to attain, given the more stringent lending practices of mortgage providers. Gone, too, are the days when people felt they were missing out on the so-called sure thing of home price appreciation—which was never a sure thing in the final analysis. A new generation of individuals seems to prefer the flexibility of renting versus owning. Whatever the root causes are, we are optimistic that demand for our rental housing will continue.

Retail shopping is another area undergoing dynamic and often dramatic changes. Many changes are afoot in the way consumers shop, where and how they buy their goods, and how they have their purchases delivered. These factors have led to some upheaval in the retail sector as investors attempt to analyze the potential winners and losers from these shifts. As the share of online shopping has increased, traditional brick-and-mortar stores have come under pressure. However, rumors of the demise of physical locations have once again proven premature, and prime retail shopping destinations continue to attract shoppers. A more pronounced bifurcation appears to be evolving between prime shopping venues and secondary and tertiary locations. The value of flagship stores expands beyond the sales achieved in those locations and often includes vital branding or imaging elements. Consumers’ desire to have their goods delivered expediently has also altered the logistics landscape. Consequently, modern distribution facilities located near dense populations have also gained favor.

Another theme across property types is a trend toward increased urbanization. The budding workforce wants to “live, work, and play” in close proximity to downtown central business districts. This millennial workforce is bolstering demand for downtown office properties, as well as apartment and retail properties in gateway cities. The progress that cities have made in the areas of safety and transportation has fostered this urban renewal. We are confident that many of our investments are well poised to benefit from this urbanization trend.

The global macroeconomic environment offered mixed results. While the U.S. economy continued to advance steadily, it stood out relative to much of the world. The U.S. is fortunate to have a relatively self-contained economy in this environment, but it remains to be seen if the U.S. can go it alone and be decoupled from the world. Meanwhile, companies with multinational diversification exhibited weaker earnings prospects as softer fundamentals and challenging currency translation weighed on the shares.

Highlighting the investment market’s overarching thirst for yield were the strong returns exhibited at both ends of the economic spectrum. Among the most economically sensitive REITs, lodging stocks performed strongly during the year, while health care REITs that are often viewed as the most defensive category also produced strong returns. While differing themes have emerged, we have held fast to our investment philosophy seeking the best “location, location, location.” We feel confident that our portfolio will evolve with these changes and remain in a strong position to prosper from market dynamics.

PORTFOLIO REVIEW

Performance was strong in many areas of real estate, and we are pleased to report that we can highlight many holdings that rewarded our investors during the year. Among our apartment stocks, Essex Property Trust performed exceptionally well as the company has been highly successful in integrating and implementing best practices resulting from the merger with BRE Properties. AvalonBay Communities continued to enhance growth and value through the company’s development activities. Equity Residential teamed with AvalonBay to acquire the Archstone portfolio in late 2012, and we believe that both companies have greatly benefited from this transaction. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Despite the mixed headlines about various retailers, our property holdings generally performed quite well, reflecting the strength of and demand for our specific companies. Class A malls were exceptionally strong during the year. General Growth Properties owns many such popular malls and performed well this year.

Additionally, investors are excited by the many ongoing redevelopment projects at General Growth Properties, such as the extensive renovation at the Ala Moana mall in Honolulu, Hawaii. Simon Property Group joined a growing list of mall companies that decided to improve their overall portfolio quality via subtraction. Some shareholders may recall that Simon Property spun off its lower-productivity malls in an entity named Washington Prime Group (which we subsequently eliminated). Simon Property provided good returns in 2014 not just in stock appreciation, but also through the share price of Macerich Company when it was revealed that Simon Property had taken a stake in Macerich securities.

We talked earlier about the growing appetite for urban retail properties and note that both Macerich and General Growth have increased their investments there. Acadia Realty Trust has also been a player in this area, and the value of those investments was rewarded handsomely in 2014. A while back, SL Green Realty, known for its Manhattan office assets, began to expand into that city’s retail properties too. Vornado Realty Trust has long been a diversified owner of urban properties, and investors welcomed the company’s efforts to simplify the ownership structure to make these investments more transparent. Indeed, investors seem to applaud a trend in simplification, as demonstrated in the improved performance of Kimco Realty as the company made great strides in simplifying its business model and focusing on the basics of shopping center ownership. Federal Realty Investment Trust espoused a straightforward model long ago and has been rewarded with strong relative performance, with 2014 once again proving to be a good year.

Among our office developers recognizing important trends in innovative collaborative workspaces, Kilroy Realty and Boston Properties stood out for providing leading-edge facilities to firms that understand the importance of such work environments for their employees. This innovation led to strong results for these companies in 2014.

Notwithstanding the exceptionally good year, not all of our positions worked as we would have liked. Performance was restrained at times for companies with more global reach due to macroeconomic weakness outside the U.S. This dampened the results for Starwood Hotels & Resorts Worldwide and Prologis. Both stocks were positive for the year but lagged on a relative basis.

OUTLOOK

While earnings and distributions grew as a result of solid fundamentals, it was price/earnings multiple expansion (capitalization rate contraction) that drove most of the returns for REIT shareholders. We had anticipated the increase in earnings and dividends for our companies, but we did not foresee the dramatic decline in interest rates that fostered the strong expansion in multiples that bolstered our sector’s returns. Surprising interest rate movements in 2014 proved once again that markets can be impossible to predict. As our firm’s founder, Thomas Rowe Price, Jr., said: “Change is the investor’s only certainty.” Falling interest rates defied logical predictions that rates would rise during the year, given the Fed’s intention to end bond repurchases as a prelude to rate hikes. Much of the decline in interest rates had occurred prior to the recent plunge in oil prices. So, while we can attribute some of the bond rally to the deflationary element of falling oil prices, it does not explain the entire yearly decline.

Falling gasoline prices can be viewed as a form of “stimulus” for consumers, though this has yet to unfold. Conversely, lower oil prices may also foreshadow economic weakness, and this uncertainty may weigh upon the markets. It appears to us that the markets again expect a lower-for-longer period for interest rates. We have seen that a low interest rate environment heightens demand for our income-producing properties, and we believe that 2015 will be another year of earnings and distribution growth for our portfolio companies—although the total returns could depend on the multiples that investors are willing to pay for these earnings. We remain confident in the caliber and quality of our holdings and we are optimistic about their abilities to adapt and perform in a healthy growth environment.

We would like to thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 21, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Wilshire Real Estate Securities Index: A float-adjusted, market capitalization-weighted index composed of publicly traded REITs and real estate operating companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/14
Simon Property Group	9.3%
AvalonBay Communities	5.3
Essex Property Trust	4.6
General Growth Properties	4.3
Prologis	4.3
Public Storage	4.3
Equity Residential	4.2
Macerich Company	4.0
Vornado Realty Trust	3.7
Federal Realty Investment Trust	3.6
SL Green Realty	3.6
Boston Properties	3.3
Regency Centers	2.9
Camden Property Trust	2.6
Kimco Realty	2.5
Kilroy Realty	2.4
Douglas Emmett	2.4
Host Hotels & Resorts	2.2
DCT Industrial Trust	2.1
Weingarten Realty Investors	2.1
Highwoods Properties	1.9
Hilton Worldwide Holdings	1.9
Acadia Realty Trust	1.8
Pebblebrook Hotel Trust	1.7
Healthcare Realty Trust	1.6
Total	82.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE					
Beginning of period	$ 21.21	$ 21.01	$ 18.36	$ 17.50	$ 13.83
Investment activities					
Net investment income[1]	0.37	0.27	0.28	0.20	0.20
Net realized and unrealized gain / loss	5.88	0.42	2.83	1.06	3.89
Total from investment activities	6.25	0.69	3.11	1.26	4.09
Distributions					
Net investment income	(0.60)	(0.49)	(0.38)	(0.20)	(0.21)
Tax return of capital	–	–	(0.08)	(0.20)	(0.21)
Total distributions	(0.60)	(0.49)	(0.46)	(0.40)	(0.42)
NET ASSET VALUE					
End of period	**$ 26.86**	**$ 21.21**	**$ 21.01**	**$ 18.36**	**$ 17.50**

Ratios/Supplemental Data

	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Total return[2]	**29.75%**	**3.28%**	**17.03%**	**7.32%**	**29.89%**
Ratio of total expenses to average net assets	0.76%	0.79%	0.78%	0.78%	0.76%
Ratio of net investment income to average net assets	1.54%	1.25%	1.35%	1.10%	1.26%
Portfolio turnover rate	3.3%	3.5%	6.0%	4.9%	12.8%
Net assets, end of period (in millions)	$ 4,826	$ 3,476	$ 3,392	$ 2,670	$ 2,519

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE					
Beginning of period	$ 21.43	$ 21.22	$ 18.54	$ 17.66	$ 13.95
Investment activities					
Net investment income[(1)]	0.31	0.22	0.26	0.11	0.16
Net realized and unrealized gain / loss	5.94	0.42	2.83	1.13	3.93
Total from investment activities	6.25	0.64	3.09	1.24	4.09
Distributions					
Net investment income	(0.54)	(0.43)	(0.34)	(0.18)	(0.19)
Tax return of capital	–	–	(0.07)	(0.18)	(0.19)
Total distributions	(0.54)	(0.43)	(0.41)	(0.36)	(0.38)
NET ASSET VALUE					
End of period	**$ 27.14**	**$ 21.43**	**$ 21.22**	**$ 18.54**	**$ 17.66**

Ratios/Supplemental Data

Total return[(2)]	**29.41%**	**3.01%**	**16.74%**	**7.13%**	**29.60%**
Ratio of total expenses to average net assets	1.02%	1.03%	1.03%	0.99%	0.99%
Ratio of net investment income to average net assets	1.26%	1.01%	1.25%	0.58%	0.97%
Portfolio turnover rate	3.3%	3.5%	6.0%	4.9%	12.8%
Net assets, end of period (in thousands)	$ 319,754	$ 202,573	$ 223,886	$ 206,667	$ 120,420

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 93.5%		
REAL ESTATE 93.5%		
Apartment Residential 17.8%		
American Campus Communities, REIT	880,000	36,397
AvalonBay Communities, REIT	1,679,900	274,479
Camden Property Trust, REIT	1,790,300	132,196
Equity Residential, REIT	3,027,700	217,510
Essex Property Trust, REIT	1,139,742	235,470
Post Properties, REIT	309,100	18,166
		914,218
Diversified 4.2%		
Alexander & Baldwin	601,100	23,599
Vornado Realty Trust, REIT	1,617,900	190,443
		214,042
Health Care 1.6%		
Healthcare Realty Trust, REIT	2,986,600	81,594
		81,594
Hotels/Lodging 7.9%		
Hilton Worldwide Holdings (1)	3,703,775	96,631
Host Hotels & Resorts, REIT	4,841,800	115,090
Pebblebrook Hotel Trust, REIT	1,881,600	85,857
RLJ Lodging Trust, REIT	1,250,900	41,943
Starwood Hotels & Resorts Worldwide	845,400	68,537
		408,058
Industrial 8.2%		
DCT Industrial Trust, REIT	3,020,625	107,715
EastGroup Properties, REIT	877,600	55,570
Prologis, REIT	5,149,000	221,561
Terreno Realty, REIT	1,888,300	38,956
		423,802

Office 14.7%		
Alexandria Real Estate, REIT	631,900	56,075
Boston Properties, REIT	1,335,400	171,853
Douglas Emmett, REIT	4,266,000	121,154
Highwoods Properties, REIT	2,206,200	97,690
Kilroy Realty, REIT	1,816,800	125,486
SL Green Realty, REIT	1,540,000	183,291
		755,549
Office & Industrial 1.2%		
PS Business Parks, REIT	812,000	64,586
		64,586
Other Real Estate 1.1%		
Plum Creek Timber, REIT	1,293,500	55,349
		55,349
Regional Mall 19.6%		
CBL & Associates Properties, REIT	2,140,300	41,565
General Growth Properties, REIT	7,910,600	222,525
Macerich Company, REIT	2,473,100	206,281
Simon Property Group, REIT	2,621,300	477,365
Taubman Centers, REIT	829,700	63,406
		1,011,142
Self Storage 4.3%		
Public Storage, REIT	1,189,400	219,861
		219,861
Shopping Center 12.9%		
Acadia Realty Trust, REIT	2,900,606	92,907
Federal Realty Investment Trust, REIT	1,397,200	186,470
Kimco Realty, REIT	5,117,000	128,641
Regency Centers, REIT	2,348,900	149,813

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,934,787)	$ 5,119,103
Dividends and interest receivable	25,828
Receivable for shares sold	16,709
Other assets	77
Total assets	5,161,717
Liabilities	
Payable for shares redeemed	10,579
Investment management fees payable	2,567
Payable for investment securities purchased	1,565
Due to affiliates	213
Other liabilities	821
Total liabilities	15,745
NET ASSETS	$ 5,145,972
Net Assets Consist of:	
Undistributed net investment income	$ 10,274
Accumulated undistributed net realized loss	(380,398)
Net unrealized gain	2,184,316
Paid-in capital applicable to 191,493,099 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	3,331,780
NET ASSETS	$ 5,145,972
NET ASSET VALUE PER SHARE	
Investor Class ($4,826,217,584 / 179,713,227 shares outstanding)	$ 26.86
Advisor Class ($319,754,322 / 11,779,872 shares outstanding)	$ 27.14

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and the Real Estate Fund–Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $25,000 for the year ended December 31, 2014.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $524,085,000 and $141,614,000, respectively, for the year ended December 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an over distribution of taxable income not deemed a return of capital for tax purposes. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, totaled $11,637,000 and $83,451,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended December 31, 2014, the fund utilized $106,935,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2014, expire as follows: $243,136,000 in fiscal 2017, $75,251,000 in fiscal 2018. Certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $170,000 for Price Associates; $1,420,000 for T. Rowe Price Services, Inc.; and $502,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. and Section 19 of the Investment Company Act of 1940. The amounts shown reflect the tax character of those distributions that are required to be disclosed, and may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $46,997,000 in excess of fund taxable income that is not a return of capital for tax purposes.

For taxable non-corporate shareholders, $7,463,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $4,180,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[165]	Officer (2007), and Director, Starwood Hotels & Resorts, a hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008
to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Estate Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Theodore E. Robson, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Weijie Si (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Harvard Business
School (to 2012); Private Equity Associate
(to 2010)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 19, 2015